UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 380-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2015, Microsemi Corporation, a Delaware corporation (“Microsemi”) entered into Amendment No. 6 (“Amendment No. 6”) to its existing Amended and Restated Credit Agreement dated as of October 13, 2011 (such Amended and Restated Credit Agreement as further amended and supplemented prior to March 31, 2015, the “Existing Credit Agreement”; and as amended by Amendment No. 6, the “Amended Credit Agreement”), with Bank of America, N.A., as administrative agent and collateral agent, the other agents party thereto and the lenders referred to therein.

Pursuant to the Existing Credit Agreement, certain lenders provided senior secured first lien credit facilities, consisting of a term loan facility and a revolving credit facility. Amendment No. 6 provides for, among other things, (1) certain amendments to the provisions relating to incremental credit facilities to (i) permit up to $325,000,000 of incremental loan facilities to be in the form of term A loans, and (ii) permit the incremental revolving commitment capacity to be increased by the amount of all prior voluntary terminations of revolving commitments, (2) an amendment to the definition of “change of control” in the Existing Credit Agreement to remove the “continuing director” prong (clause (b)) from such defined term, and (3) certain amendments related to the proposed acquisition of Vitesse Semiconductor Corporation. In connection with Amendment No. 6, Bank of America, N.A., replaced Royal Bank of Canada as administrative agent and as collateral agent under the Amended Credit Agreement.

The foregoing summary of Amendment No. 6 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 6, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 6 to Credit Agreement, dated as of March 31, 2015, by and among Microsemi Corporation, Bank of America, N.A., as administrative agent and collateral agent, the other agents party thereto and the lenders referred to therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION (Registrant)

Date: April 1, 2015	By:	/s/ John W. Hohener
	Name:	John W. Hohener
	Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 6 to Credit Agreement, dated as of March 31, 2015, by and among Microsemi Corporation, Bank of America, N.A., as administrative agent and collateral agent, the other agents party thereto and the lenders referred to therein.